Federated MDT Mid Cap Growth Strategies Fund
A Portfolio of Federated Equity Funds
CLASS A SHARES (TICKER FGSAX)
CLASS B SHARES (TICKER FGSBX)
CLASS C SHARES (TICKER FGSCX)
CLASS R SHARES (TICKER FGSKX)
INSTITUTIONAL SHARES (TICKER FGSIX)

SUPPLEMENT TO PROSPECTUS DATED DECEMBER 31, 2013
1. Under the heading entitled “Fund Management,” please add the following:
“John Paul Lewicke, Research Manager, has been the Fund's portfolio manager since September 2014.”
2. Under the heading entitled “Portfolio Management Information,” please add the following:
“John Paul Lewicke joined the Investment Team in 2007. Mr. Lewicke is a Vice President of the Fund's Adviser. As Research Manager, he is responsible for ongoing evaluation and enhancement of the Optimum Q process, including software code design and development. Mr. Lewicke received his A.B., Mathematics and Computer Science from Dartmouth College.”
September 26, 2014
Federated MDT Mid Cap Growth Strategies Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q452372 (9/14)
Federated MDT Mid Cap Growth Strategies Fund
A Portfolio of Federated Equity Funds
CLASS A SHARES (TICKER FGSAX)
CLASS B SHARES (TICKER FGSBX)
CLASS C SHARES (TICKER FGSCX)
CLASS R SHARES (TICKER FGSKX)
INSTITUTIONAL SHARES (TICKER FGSIX)

SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 31, 2013
Under the heading entitled “Portfolio Manager Information,” please add the following:
“John Paul Lewicke, Portfolio Manager
Types of Accounts Managed by John Paul Lewicke	Total Number of Additional Accounts Managed/Total Assets*	Additional Accounts/Assets Managed that are Subject to Advisory Fee Based on Account Performance
Registered Investment Companies	6/$847.1 million	0/$0
Other Pooled Investment Vehicles	0/$0	0/$0
Other Accounts	318/$1.4 billion	1/$2.1 million

*	None of the Accounts has an advisory fee that is based on the performance of the account.
Assets reflected above include assets where the Portfolio Manager has been a member of the MDT Advisers Investment Team.
Dollar value range of shares owned in the Fund: None.
For purposes of calculating the annual incentive amount, each fund or account managed by the portfolio manager is currently categorized into one IPP Group, which may be broken down by Strategies. The number of IPP Groups currently reflected is seven, which currently have nine different Strategies; the number of IPP Groups and Strategies may change from time to time. The annual incentive amount is based on the asset-weighted composite investment performance of each Strategy, which is measured against the Strategy's designated benchmark and a designated peer group of comparable funds. As noted above, Mr. Lewicke is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may be categorized as reflecting different Strategies, which may have different benchmarks. Although the performance of each Strategy composite is considered in calculating the annual incentive amount, their relative weightings differ. For example, each Strategy is assigned a specific weighting within a pre-determined range. Currently, the Fund has been assigned to an IPP Group which has a cumulative weighting within the middle portion of the range and the benchmark for that IPP Group is the Fund's benchmark (i.e., Russell Midcap® Growth Index).
Mr. Lewicke was awarded a grant of restricted Federated stock. Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated's senior management.”
September 26, 2014

Federated MDT Mid Cap Growth Strategies Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q452371 (9/14)